Exhibit 99.1


For:     Immediate Release                               Contact: Larry Lentych
         October 28, 2004                                         574 235 2000
                                                                  Andrea Short
                                                                  574 235 2000


                 THIRD QUARTER EARNINGS, CASH DIVIDEND ANNOUNCED
                           FOR 1ST SOURCE CORPORATION


         South Bend, IN -- 1st Source Corporation (Nasdaq:SRCE), parent company of 1st Source Bank, today reported net income of $3.31 million for the third quarter of 2004, a 28.75 percent decrease over the $4.64 million for the third quarter of 2003. Diluted net income per common share for the third quarter of 2004 amounted to $0.16, down 27.27 percent compared to $0.22 for the third quarter of 2003. Overall, the Bank's underlying core businesses remained stable. The third quarter, however, was impacted by a write-down of Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA) preferred stocks in the investment portfolio and by continued volatility in the value of mortgage servicing rights.

         For the first nine months of 2004, net income was $17.11 million, up
24.01 percent over the $13.79 million reported for the same period in 2003, while diluted net income per common share for the first three quarters of 2004 was up 26.15 percent over the same period a year ago to $0.82 compared to $0.65 in 2003.

         Christopher J. Murphy III, Chairman and Chief Executive Officer, reported that at its October meeting, the Board of Directors approved a cash dividend for the third quarter of $0.11 per share. The cash dividend will be payable on November 15, 2004 to shareholders of record on November 8, 2004. The cash dividend is a 10.00 percent increase over the third quarter cash dividend in 2003.
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1st Source Corporation
October 28, 2004

         "While we are pleased with the fact that our year-to-date earnings are up by 24 percent over the prior year, we are not pleased with the volatility of the earnings," Mr. Murphy commented. "This was particularly evident when we made the decision to recognize through the income statement the impairment of $3.67 million related to our holdings of FHLMC and FNMA preferred stock. Gains and losses on these securities had previously been recognized in the equity section of the balance sheet. Due to a number of factors, including recent public disclosures about these companies and our cost in relation to their market value, we concluded the securities were impaired and reflected the loss in our income statement. We continue to hold these securities due to their positive income characteristics."

         Mr. Murphy continued, "We also recognized further impairment in the value of our mortgage servicing rights due to decreasing long term interest rates at the close of the quarter. This caused a charge of $2.51 million, pre-tax for the quarter compared to a recovery of $2.82 million in the same quarter a year ago. We continue to look for ways to reduce the volatility. In addition, we are encouraged by the improvements in our net charge-offs and nonperforming assets compared to a year ago."

         Noninterest income for the third quarter of 2004 was $10.41 million, down 44.81 percent from the third quarter of 2003. For the first nine months of 2004, noninterest income was $44.65 million, down 26.58 percent from 2003. Third quarter charges to income, the impairments mentioned above, coupled with a reduction in loan servicing and sale income and decreased equipment leasing income were the predominant factors in the decline of noninterest income.

           As announced earlier in the quarter, 1st Source decided to redeem $27.5 million in 9.00 percent trust preferred securities, which resulted in the pre-tax write-off of capitalized debt issuance costs of $0.75 million and the issuance of $30.00 million in 7.66 percent per annum fixed rate trust preferred securities. In addition, 1st Source recognized a $1.54 million tax benefit related to dividend received deductions claimed for the period starting in 2000 through third quarter 2004.
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1st Source Corporation
October 28, 2004

         Noninterest expense was down slightly for the quarter, while for the first nine months, noninterest expense was $96.66 million, compared to $104.78 million for the same period in 2003. In general, the reduction in year-over-year noninterest expense was primarily attributable to decreased salaries and employee benefits, leased equipment depreciation, and loan collection and repossession expense, which were slightly offset by an increase in professional fees and the write-off of capitalized issuance costs of trust preferred securities.

         The provision for loan losses was $0.24 million in the third quarter of 2004 compared to $4.08 million in the third quarter of 2003. 1st Source's reserve for loan losses as of September 30, 2004, was $68.19 million or 3.00 percent of total loans compared to $70.05 million or 3.14 percent at the end of the second quarter, 2004 and $63.22 million or 3.13 percent at the end of the third quarter a year ago.

         Net charge-offs were $2.09 million for the third quarter 2004, compared to $4.05 million in the same quarter last year. The ratio of nonperforming assets to net loans and leases continued to improve and was 1.55 percent on September 30, 2004, compared to 2.18 percent on September 30, 2003.

         As of September 30, 2004, the 1st Source common equity-to-assets ratio was 9.53 percent compared to 9.76 percent a year ago. Common shareholders' equity was $323.06 million, up 3.22 percent from the $312.97 million reported a year ago. Total assets at the end of the third quarter of 2004 were $3.39 billion, up 5.75 percent from the same time last year. Total loans were up 12.60 percent while total deposits were down 1.56 percent over the comparable figures at the end of the third quarter of 2003.

         1st Source Corporation is the largest locally controlled financial institution headquartered in the northern Indiana-southwestern Michigan area. While delivering a comprehensive range of consumer and commercial banking services, 1st Source Bank has distinguished itself with innovative products and highly personalized services. 1st Source also competes for business nationally by offering specialized financing services for new and used private and cargo aircraft,
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1st Source Corporation
October 28, 2004

automobiles for leasing and rental agencies, medium and heavy duty trucks, construction and environmental equipment. The corporation includes 61 banking centers in fifteen counties, 6 Trustcorp Mortgage offices in Indiana, Ohio and Michigan, and 22 locations nationwide for the 1st Source Bank Specialty Finance Group. With a history dating back to 1863, 1st Source has a tradition of providing superior service to customers while playing a leadership role in the continued development of the communities in which it serves.

         1st Source may be accessed on its home page at "www.1stsource.com." Its common stock is traded on the NASDAQ Stock Market under "SRCE" and appears in the National Market System tables in many daily newspapers under the code name "1st Src." Marketmakers in 1st Source common shares are Citigroup Global Markets, Incorporated; Crowell, Weedon & Company; Goldman, Sachs & Company; FTN Midwest Research Securities; Keefe, Bruyette & Woods, Incorporated; Merrill Lynch, Pierce, Fenner; Morgan Stanley & Company; Prudential Equity Group, Incorporated; RBC Capital Markets; Sandler O'Neill & Partners; Schwab Capital Markets; Stifel, Nicolaus & Company, Incorporated; and William Blair & Company.

         1st Source's floating rate cumulative trust preferred security is traded on the NASDAQ stock market under the symbol "SRCEO". The rate for the fourth quarter, 2004 is 3.97 percent. Marketmakers in those securities are Schwab Capital Markets; and Stifel, Nicolaus & Company, Incorporated.

         Except for historical information contained herein, the matters discussed in this document express "forward-looking statements." Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions indicate forward-looking statements. Those statements, including statements, projections, estimates or assumptions concerning future events or performance, and other statements that are other than statements of historical fact, are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. Readers are advised that various important factors could cause 1st Source's actual results or
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1st Source Corporation
October 28, 2004

circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source's competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward-looking statements.

                                     # # #
                                (charts attached)

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
1ST SOURCE CORPORATION                                                 PAGE 6
3RD QUARTER 2004 FINANCIAL HIGHLIGHTS
(Unaudited - Dollars in thousands, except for per share data)
                                                                    THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                                       SEPTEMBER 30                           SEPTEMBER 30

                                                                2004             2003               2004              2003
                                                               -----------   --------------     --------------   ---------------
END OF PERIOD BALANCES
   Assets                                                                                        $  3,390,538      $  3,206,248
   Loans                                                                                            2,275,231         2,020,621
   Deposits                                                                                         2,454,221         2,493,037
   Reserve for loan losses                                                                             68,189            63,222
   Intangible assets                                                                                   24,246            26,386
   Common shareholders' equity                                                                        323,058           312,971

AVERAGE BALANCES
   Assets                                                    $  3,333,607    $   3,282,485       $  3,280,847      $  3,285,343
   Earning assets                                               3,110,200        3,013,994          3,052,403         3,001,550
   Investments                                                    785,920          696,463            754,988           674,420
   Loans                                                        2,245,291        2,069,261          2,212,015         2,110,811
   Deposits                                                     2,417,473        2,591,080          2,421,117         2,599,827
   Interest bearing liabilities                                 2,574,304        2,471,157          2,526,257         2,495,989
   Common shareholders' equity                                    318,236          310,190            317,872           312,641

INCOME STATEMENT DATA
   Net interest income                                       $     24,223    $      24,544       $     75,319      $     77,840
   Net interest income - FTE                                       24,899           25,285             77,389            80,101
   Provision for loan losses                                          237            4,078                820            14,529
   Noninterest income                                              10,406           18,854             44,646            60,811
   Noninterest expense                                             32,374           32,704             96,661           104,781
   Net income                                                       3,308            4,643             17,105            13,793

PER SHARE DATA
   Basic net income per common share                         $       0.16    $        0.23       $       0.83      $       0.66
   Diluted net income per common share                               0.16             0.22               0.82              0.65
   Cash dividends per common share                                  0.110            0.090              0.310             0.270
   Book value per common share                                      15.59            15.13              15.59             15.13
   Market value - High                                             26.040           21.800             26.040            21.800
   Market value - Low                                              22.300           17.000             20.350            12.570
   Basic weighted average common shares outstanding            20,682,707       20,677,678         20,703,344        20,915,465
   Diluted weighted average common shares outstanding          20,953,401       21,036,474         20,968,643        21,246,855

KEY RATIOS
   Return on average assets                                          0.39 %           0.56 %             0.70 %            0.56 %
   Return on average common shareholders' equity                     4.14             5.94               7.19              5.90
   Average common shareholders' equity to average assets             9.55             9.45               9.69              9.52
   End of period tangible common equity to tangible assets           8.88             9.01               8.88              9.01
   Net interest margin                                               3.18             3.33               3.39              3.57
   Efficiency: expense to revenue                                   81.21            65.71              74.23             69.23
   Net charge-offs to average loans                                  0.37             0.78               0.16              0.67
   Loan loss reserve to loans                                        3.00             3.13               3.00              3.13
   Nonperforming assets to loans and leases                          1.55             2.18               1.55              2.18

ASSET QUALITY
  Loans past due 90 days or more                                                                 $        361      $        353
  Nonaccrual loans                                                                                     30,958            32,865
  Other real estate                                                                                     2,117             3,111
  Repossessions                                                                                         2,516             9,369
  Equipment owned under operating leases                                                                   20               305
  Total nonperforming assets                                                                           35,972            46,003


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
1st SOURCE CORPORATION                                                   Page 7
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Unaudited - Dollars in thousands)
                                                            September 30, 2004   September 30, 2003
                                                            ------------------   ------------------
ASSETS
------
Cash and due from banks                                           $    69,842          $   103,256
Federal funds sold and
  interest bearing deposits with other banks                           52,934               66,109
Investment securities available-for-sale                              777,553              760,865
  (amortized cost of $774,626 and $754,106 at
  September 30, 2004 and 2003, respectively)
Trading account securities                                              4,926               10,822

Mortgages held for sale                                                74,253               67,496

Loans, net of unearned discount:
  Commercial and agricultural loans                                   446,185              406,096
  Auto, light truck and environmental equipment                       267,818              263,190
  Medium and heavy duty truck                                         249,090              217,006
  Aircraft financing                                                  450,785              273,149
  Construction equipment financing                                    204,576              241,945
  Loans secured by real estate                                        559,460              522,852
  Consumer loans                                                       97,317               96,383
                                                            ------------------   ------------------
Total Loans                                                         2,275,231            2,020,621
Reserve for loan losses                                               (68,189)             (63,222)
                                                            ------------------   ------------------
Net Loans                                                           2,207,042            1,957,399

Equipment owned under operating leases                                 47,454               74,916
  (net of accumulated depreciation)
Premises and equipment                                                 37,577               38,488
Accrued income and other assets                                       118,957              126,897
                                                            ------------------   ------------------
Total assets                                                      $ 3,390,538          $ 3,206,248
                                                            ==================   ==================

LIABILITIES
-----------
Deposits:
  Noninterest bearing                                               $ 380,536            $ 404,544
  Interest bearing                                                  2,073,685            2,088,493
                                                            ------------------   ------------------
Total deposits                                                      2,454,221            2,493,037

Federal funds purchased and securities sold                           368,370              223,405
  under agreements to repurchase
Other short-term borrowings                                           109,642               43,533
Long-term debt and mandatorily redeemable securities                   22,973               22,891
Subordinated notes                                                     59,022               56,444
Accrued expenses and other liabilities                                 53,252               53,967
                                                            ------------------   ------------------
Total Liabilities                                                   3,067,480            2,893,277

SHAREHOLDERS' EQUITY
--------------------
Preferred stock; no par value                                               -                    -
Common stock; no par value                                              7,578                7,578
Capital surplus                                                       214,001              214,001
Retained earnings                                                     110,244               97,573
Cost of common stock in treasury                                      (10,571)             (10,351)
Accumulated other comprehensive income                                  1,806                4,170
                                                            ------------------   ------------------
Total shareholders' equity                                            323,058              312,971
                                                            ------------------   ------------------
Total liabilities and shareholders' equity                        $ 3,390,538          $ 3,206,248
                                                            ==================   ==================

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
1st SOURCE CORPORATION                                                Page 8
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - Dollars in thousands)
                                                             Three Months Ended                Nine Months Ended
                                                                September 30                     September 30
                                                            2004             2003           2004              2003
                                                         -----------     -----------    ------------     -----------
Interest income:
  Loans                                                    $ 32,144        $ 33,063       $  96,502        $105,776
  Investment securities, taxable                              3,793           4,205          12,188          13,449
  Investment securities, tax-exempt                           1,260           1,386           3,835           4,266
  Other                                                          23             337             134             782
                                                         -----------     -----------    ------------     -----------
Total interest income                                        37,220          38,991         112,659         124,273

Interest expense:
  Deposits                                                    9,833          11,919          29,253          38,877
  Short-term borrowings                                       1,826           1,386           4,366           4,148
  Subordinated notes                                            975             961           2,898           2,842
  Long-term debt and mandatorily redeemable securities          363             181             823             566
                                                         -----------     -----------    ------------     -----------
Total interest expense                                       12,997          14,447          37,340          46,433
                                                         -----------     -----------    ------------     -----------
Net interest income                                          24,223          24,544          75,319          77,840
Provision for loan losses                                       237           4,078             820          14,529
                                                         -----------     -----------    ------------     -----------
Net interest income after provision for loan losses          23,986          20,466          74,499          63,311

Noninterest income:
  Trust fees                                                  3,072           2,643           9,302           8,019
  Service charges on deposit accounts                         4,272           4,010          12,093          11,656
  Mortgage banking (loss)/income                               (828)          6,453           4,517          15,795
  Equipment rental income                                     4,270           6,217          15,021          19,443
  Other income                                                3,364           2,665           7,747           9,587
  Investment securities and other investment losses          (3,744)         (3,134)         (4,034)         (3,689)
                                                         -----------     -----------    ------------     -----------
Total noninterest income                                     10,406          18,854          44,646          60,811
                                                         -----------     -----------    ------------     -----------
Noninterest expense:
  Salaries and employee benefits                             16,622          17,195          48,242          52,732
  Net occupancy expense                                       1,764           1,726           5,322           5,375
  Furniture and equipment expense                             2,416           2,601           7,697           7,919
  Depreciation - leased equipment                             3,533           4,789          11,952          15,197
  Supplies and communication                                  1,396           1,532           4,279           4,601
  Loan collection and repossession expense                    1,313             295           3,189           5,861
  Other expense                                               5,330           4,566          15,980          13,096
                                                         -----------     -----------    ------------     -----------
Total noninterest expense                                    32,374          32,704          96,661         104,781
                                                         -----------     -----------    ------------     -----------
Income before income taxes                                    2,018           6,616          22,484          19,341
Income tax (benefit)/expense                                 (1,290)          1,973           5,379           5,548
                                                         -----------     -----------    ------------     -----------
Net income                                                 $  3,308        $ 4,643        $ 17,105         $ 13,793
                                                         ===========     ===========    ============     ===========

The NASDAQ Stock Market National Market Symbol: "SRCE" (CUSIP #336901 10 3) Please contact us at shareholder@1stsource.com

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